Commitments	12 Months Ended
Dec. 31, 2017
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Commitments

41. Commitments

	2017	2016
Contractual obligations and commitments	£m	£m
Contracted for but not provided in the financial statements:
Intangible assets	5,254	7,199
Property, plant and equipment	584	496
Investments	107	166
Purchase commitments	346	52
Pensions	738	874
Other commitments	38	143
Interest on loans	8,510	9,410
Finance lease charges	12	3

	15,589	18,343

The commitments related to intangible assets include milestone payments, which are dependent on successful clinical development or on meeting specified sales targets, and which represent the maximum that would be paid if all milestones, however unlikely, are achieved. The amounts are not risk-adjusted or discounted. The decrease in intangible commitments in 2017 is attributable to amendments made to the agreement with Adaptimmune Therapeutics plc and reduction in commitments to third parties such as Ionis Pharmaceuticals, Inc.

In 2016, GSK reached an agreement with the trustees of the UK pension schemes to make additional contributions to eliminate the pension deficit identified at the 31 December 2014 actuarial funding valuation. A payment of £123 million is due in 2018 and each subsequent year up to, and including 2023. The table above includes this commitment, but excludes the normal ongoing annual funding requirement in the UK of approximately £130 million.

The Group also has other commitments which principally relate to revenue payments to be made under licences and other alliances.

Commitments in respect of future interest payable on loans are disclosed before taking into account the effect of interest rate swaps.

Commitments under non-cancellable operating leases are disclosed below. £117 million (2016 – £186 million) is provided against these commitments on the Group’s balance sheet.

	2017	2016
Commitments under non-cancellable operating leases	£m	£m
Rental payments due within one year	186	153
Rental payments due between one and two years	149	129
Rental payments due between two and three years	122	94
Rental payments due between three and four years	107	74
Rental payments due between four and five years	94	66
Rental payments due after five years	387	324

Total commitments under non-cancellable operating leases	1,045	840